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                                                                    EXHIBIT 10.5

                                                               EXECUTION VERSION

                               FIRST AMENDMENT TO
                                    WARRANTS

      THIS FIRST AMENDMENT TO WARRANTS (this "AMENDMENT") is made and entered into as of January 26, 2005, by and between NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "COMPANY"), and TOUCAN CAPITAL FUND II, L.P. (the "WARRANTHOLDER").

                                    RECITALS

      WHEREAS, in connection with the purchase of $1,300,000 in Series A Cumulative Convertible Preferred Stock of the Company as of the date hereof, the parties hereto wish to enter into this Amendment to clarify the exercise prices of Northwest Biotherapeutics Warrant BW-4, Northwest Biotherapeutics Warrant BW-5, Northwest Biotherapeutics Warrant BW-6 and Northwest Biotherapeutics Warrant BW-7 (collectively, the "WARRANTS"), each of which are held by the Warrantholder.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Section 1(d) of each of the Warrants is hereby amended and restated in its entirety to read "(d) "EXERCISE PRICE" shall mean $0.04 per share (subject to adjustment pursuant to Section 5)."

2. All other terms and conditions of the Warrants shall be unaffected hereby and shall remain in full force and effect.

3. This Amendment shall be governed by and construed under the internal substantive laws of the State of Delaware.

4. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

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                                                               EXECUTION VERSION

      IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO WARRANTS as of the date first above written.

                                            COMPANY:

                                            NORTHWEST BIOTHERAPEUTICS, INC.

                                            By:     /s/ Alton Boynton
                                                 --------------------
                                                 Alton L. Boynton
                                                 President

Agreed to and accepted as of the
date first written above:

TOUCAN CAPITAL FUND II, L.P.

By:   /s/ Linda Powers
    ------------------
Name: Linda F. Powers
Title: Managing Director